UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07896

GAMCO Global Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

          Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

    Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The GAMCO Vertumnus Fund

Third Quarter Report — September 30, 2011

To Our Shareholders,

For the quarter ended September 30, 2011, the net asset value (“NAV”) per Class AAA Share of The GAMCO Vertumnus Fund (the “Fund”) declined 8.6% compared with decreases of 10.6% and 17.1% for the Bank of America Merrill Lynch Global 300 Convertible Index and the Morgan Stanley Capital International (“MSCI”) World Free Index, respectively.

Enclosed is the schedule of investments as of September 30, 2011.

Mario J. Gabelli, CFA

Comparative Results

Average Annual Returns through September 30, 2011 (a) (Unaudited)
	Quarter	1 Year	5 Year	10 Year	Since Inception (2/3/94)
Class AAA (GAGCX)	(8.55)%	(3.70)%	(1.39)%	3.55%	4.14%
Bank Of America Merrill Lynch Global 300 Convertible Index	(10.64)	(3.04)	2.14	4.17	4.48	(d)
MSCI World Free Index	(17.06)	(6.37)	(4.27)	(1.77)	3.16	(e)
Lipper Convertible Securities Fund Average	(14.07)	(2.69)	2.38	5.38	6.63
Class A (GAGAX)	(8.78)	(3.69)	(1.34)	3.57	4.15
With sales charge (b)	(14.03)	(9.23)	(2.50)	2.96	3.81
Class C (GACCX)	(8.86)	(4.63)	(2.17)	2.78	3.70
With contingent deferred sales charge (c)	(9.77)	(5.59)	(2.17)	2.78	3.70
Class I (GAGIX)	(8.69)	(3.44)	(1.21)	3.64	4.19

In the current prospectus dated April 29, 2011, the gross expense ratios for Class AAA, A, C, and I Shares are 2.87%, 2.87%, 3.62%, and 2.62%, respectively. The net expense ratios in the current prospectus for these share classes are 2.02%, 2.02%, 2.77%, and 1.77%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on May 2, 2001, November 26, 2001, and January 11, 2008, respectively. The actual performance of the Class C Shares would have been lower due to the additional expenses associated with this class of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The Bank of America Merrill Lynch Global 300 Convertible Index is an unmanaged global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The MSCI World Free Index is an unmanaged free float adjusted market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific region. The Lipper Convertible Securities Fund Average reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	There is no data available for the Bank of America Merrill Lynch Global 300 Convertible Index prior to December 31, 1994.
(e)	MSCI World Free Index since inception performance is as of January 31, 1994.

The GAMCO Vertumnus Fund

Schedule of Investments — September 30, 2011 (Unaudited)

Principal Amount		Market Value

	CONVERTIBLE CORPORATE BONDS — 81.1%
	Aviation — 1.2%
$50,000	Textron Inc., Ser. TXT, Cv., 4.500%, 05/01/13	$75,438

	Broadcasting — 0.0%
400,000	Citadel Broadcasting Corp., Sub. Deb. Cv., Escrow, 4.000%, 02/11/20† (a)	0

	Business Services — 3.3%
200,000	The Interpublic Group of Companies Inc., Cv., 4.250%, 03/15/23	202,750

	Commercial Services — 4.8%
300,000	The Providence Service Corp., Sub. Deb. Cv., 6.500%, 05/15/14	297,228

	Computer Hardware — 11.0%
700,000	SanDisk Corp., Cv., 1.000%, 05/15/13	680,750

	Consumer Products — 1.6%
400,000	Eastman Kodak Co., Cv., 7.000%, 04/01/17	100,800

	Diversified Industrial — 5.8%
200,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39	173,500
200,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (b)	185,500

		359,000

	Electronics — 0.9%
52,000	Advanced Micro Devices Inc., Cv., 5.750%, 08/15/12	52,780

	Energy and Utilities — 9.4%
350,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	382,812
300,000	JA Solar Holdings Co. Ltd., Cv., 4.500%, 05/15/13	202,500

		585,312

	Entertainment — 1.1%
50,000	Take-Two Interactive Software Inc., Cv., 4.375%, 06/01/14	68,125

	Financial Services — 7.0%
200,000	CompuCredit Holdings Corp., Cv., 3.625%, 05/30/25	187,000
250,000	Janus Capital Group Inc., Cv., 3.250%, 07/15/14	244,687

		431,687

	Health Care — 11.0%
400,000	Chemed Corp., Cv., 1.875%, 05/15/14	399,000
200,000	Kinetic Concepts Inc., Cv., 3.250%, 04/15/15 (b)	282,250

		681,250

Principal Amount			Market Value

		Metals and Mining — 11.8%
$100,000		Alcoa Inc., Cv., 5.250%, 03/15/14	$164,000
200,000		Kinross Gold Corp., Cv., 1.750%, 03/15/28 (b)	197,000
250,000		Newmont Mining Corp., Ser. B, Cv., 1.625%, 07/15/17	375,000

			736,000

		Telecommunications — 12.2%
450,000		NII Holdings Inc., Cv., 3.125%, 06/15/12	455,625
20,000,000	(c)	Softbank Corp., Cv., 1.500%, 03/31/13	304,390

			760,015

		TOTAL CONVERTIBLE CORPORATE BONDS	5,031,135

		CORPORATE BONDS — 1.2%
		Energy and Utilities — 1.2%
200,000		Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	75,000

Shares

		COMMON STOCKS — 10.8%
		Aerospace — 1.9%
1,000		Goodrich Corp.	120,680

		Electronics — 1.6%
2,000		Netlogic Microsystems Inc.†	96,240

		Financial Services — 0.4%
500		Royal Bank of Canada	22,860

		Food and Beverage — 0.9%
1,000		Nestlé SA	55,274

		Health Care — 4.3%
3,000		Merck & Co. Inc.	98,130
3,000		Pfizer Inc.	53,040
3,000		Roche Holding AG, ADR	120,660

			271,830

		Telecommunications — 1.7%
1,000		AT&T Inc.	28,520
2,500		Telekom Austria AG	25,385
2,000		Vodafone Group plc, ADR	51,300

			105,205

		TOTAL COMMON STOCKS	672,089

See accompanying notes to schedule of investments.

2

The GAMCO Vertumnus Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Principal Amount		Market Value

	U.S. GOVERNMENT OBLIGATIONS — 6.9%
$430,000	U.S. Treasury Bills, 0.000% to 0.015%††, 11/25/11 to 02/23/12	$429,980

	TOTAL INVESTMENTS — 100.0% (Cost $5,975,459)	$6,208,204

	Aggregate tax cost	$5,975,483

	Gross unrealized appreciation	$634,545
	Gross unrealized depreciation	(401,824)

	Net unrealized appreciation/depreciation	$232,721

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the fair valued security had no market value.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of Rule 144A securities amounted to $664,750 or 10.71% of total investments.
(c)	Principal amount denoted in Japanese Yen.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to schedule of investments.

3

The GAMCO Vertumnus Fund

Notes to Financial Statements (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

4

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued) (Unaudited)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs			Total Market Value at 9/30/11
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (a)	$297,228	$4,733,907	$0	$5,031,135
Corporate Bonds (a)	—	75,000	—	75,000
Common Stocks (a)	672,089	—	—	672,089
U.S. Government Obligations	—	429,980	—	429,980
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$969,317	$5,238,887	$0	$6,208,204

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2011.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

5

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued) (Unaudited)

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

6

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued) (Unaudited)

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At September 30, 2011, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At September 30, 2011, the Fund held no investments in forward foreign exchange contracts.

Tax Information.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $2,043,559 which are available to reduce future required distributions of net capital gains to shareholders. $1,663,648 of the loss carryforward is available through 2016; and $379,911 is available through 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued) (Unaudited)

Name Change – 2011

Effective February 7, 2011, the Fund changed its name to The GAMCO Vertumnus Fund with a corresponding change in the name of each of its Classes of Shares. Coincident with the Board’s approval of these name changes, the Board also adopted a change to one of the Fund’s non-fundamental investment policies in order to give the portfolio manager enhanced investment management flexibility. Consequently, the Fund is no longer required to invest at least 40% of its total net assets in non-U.S. securities or related investments thereof, but the Fund will continue to invest in securities of issuers, or related investments thereof, located in at least three countries.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

8

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.    (Multiclass) Team Managed

Gabelli Blue Chip Value Fund

Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Susan M. Byrne

FOCUSED VALUE

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Portfolio Manager:  Nicholas F. Galluccio

Gabelli Woodland Small Cap Value Fund

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Elizabeth M. Lilly, CFA

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass) Portfolio Manager:  Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

MICRO-CAP

GAMCO Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass) Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income.    (Multiclass)

Co-Portfolio Managers:  Susan M. Byrne

Mark R. Freeman, CFA

GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund (formerly GAMCO Global Convertible Securities Fund)

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.    (Multiclass)

Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

GAMCO Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.    (Multiclass)

Portfolio Manager:  Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.    (Multiclass)

Portfolio Managers:  Charles L. Minter

Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.    (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity.    (No-load)

Co-Portfolio Managers:  Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

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GAMCO Global Series Funds, Inc.

The GAMCO Vertumnus Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer

Cerutti Consultants, Inc.

Anthony J. Colavita

President

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President

Gabelli & Company, Inc.

Werner J. Roeder, MD

Medical Director

Lawrence Hospital

Anthonie C. van Ekris

Chairman

BALMAC International, Inc.

Salvatore J. Zizza

Chairman

Zizza & Co., Ltd.

Officers
Bruce N. Alpert President and Secretary Agnes Mullady Treasurer	Peter D. Goldstein Chief Compliance Officer

Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Vertumnus Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB441Q311QR

GAMCO

The

GAMCO

Vertumnus

Fund

THIRD QUARTER REPORT

SEPTEMBER 30, 2011

The GAMCO Global Growth Fund

Third Quarter Report - September 30, 2011

Caesar Bryan

Howard F. Ward, CFA

To Our Shareholders,

For the quarter ended September 30, 2011, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Growth Fund (the “Fund”) declined 19.2% compared with a decrease of 17.3% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Free Index.

Enclosed is the schedule of investments as of September 30, 2011.

Comparative Results

Average Annual Returns through September 30, 2011 (a) (Unaudited)
	Quarter	1 Year	5 Year	10 Year	Since Inception (2/7/94)
Class AAA (GICPX)	(19.20)%	(6.36)%	(0.67)%	3.95%	7.12%
MSCI AC World Free Index	(17.34)	(5.64)	(1.09)	2.46	N/A
Lipper Global Large-Cap Growth Fund Average	(17.48)	(5.95)	(1.18)	3.17	0.93	(d)
Class A (GGGAX)	(19.23)	(6.41)	(0.67)	3.96	7.13
With sales charge (b)	(23.88)	(11.79)	(1.84)	3.34	6.77
Class C (GGGCX)	(19.36)	(7.09)	(1.41)	3.17	6.60
With contingent deferred sales charge (c)	(20.17)	(8.02)	(1.41)	3.17	6.60
Class I (GAGIX)	(19.14)	(6.09)	(0.45)	4.07	7.19

In the current prospectus dated April 29, 2011, the expense ratios for Class AAA, A, C, and I Shares are 1.87%, 1.87%, 2.62%, and 1.62%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 2, 2000, March 12, 2000, and January 11, 2008, respectively. The actual performance of the Class C Shares would have been lower for the periods starting prior to November 23, 2001, due to the additional expenses associated with the class of shares. The actual performance of Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Free Index is an unmanaged free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Average reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	Lipper Global Large-Cap Growth Fund Average since inception performance is as of June 30, 1998.

The GAMCO Global Growth Fund

Schedule of Investments — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 99.1%
	INDUSTRIALS — 17.1%
4,000	C.H. Robinson Worldwide Inc.	$273,880
4,500	Caterpillar Inc.	332,280
5,900	Cummins Inc.	481,794
10,000	Eaton Corp.	355,000
9,000	Emerson Electric Co.	371,790
3,700	FANUC Corp.	509,660
4,700	Flowserve Corp.	347,800
25,000	General Electric Co.	381,000
8,500	Honeywell International Inc.	373,235
39,000	Jardine Matheson Holdings Ltd.	1,772,677
7,100	Joy Global Inc.	442,898
15,000	Komatsu Ltd.	323,401
10,500	PACCAR Inc.	355,110
5,100	Precision Castparts Corp.	792,846
9,600	Schneider Electric SA	513,748
5,000	Secom Co. Ltd.	241,163
7,300	Siemens AG	656,782
3,300	Union Pacific Corp.	269,511
5,000	United Technologies Corp.	351,800

	TOTAL INDUSTRIALS	9,146,375

	INFORMATION TECHNOLOGY — 16.0%
5,600	Apple Inc.†	2,134,608
5,500	Canon Inc.	249,733
33,000	EMC Corp.†	692,670
2,800	Google Inc., Cl. A†	1,440,264
3,700	International Business Machines Corp.	647,611
3,400	Keyence Corp.	930,424
1,300	MasterCard Inc., Cl. A	412,308
27,500	Microsoft Corp.	684,475
15,500	QUALCOMM Inc.	753,765
6,700	Visa Inc., Cl. A	574,324

	TOTAL INFORMATION TECHNOLOGY	8,520,182

	CONSUMER STAPLES — 15.4%
4,000	Colgate-Palmolive Co.	354,720
5,300	Costco Wholesale Corp.	435,236
19,371	Danone	1,190,796
80,000	Davide Campari - Milano SpA	583,719
55,500	Diageo plc	1,058,202
21,400	Nestlé SA	1,178,128
5,100	PepsiCo Inc.	315,690
7,456	Pernod-Ricard SA	583,748
46,000	Tesco plc	269,450
14,500	The Coca-Cola Co.	979,620
3,000	The Estee Lauder Companies Inc., Cl. A	263,520
7,000	The Procter & Gamble Co.	442,260
5,000	Whole Foods Market Inc.	326,550
11,100	Woolworths Ltd.	265,251

	TOTAL CONSUMER STAPLES	8,246,890

Shares		Market Value

	CONSUMER DISCRETIONARY — 15.1%
600	Amazon.com Inc.†	$129,738
13,000	CBS Corp., Cl. B, Non-Voting	264,940
7,400	Christian Dior SA	828,516
5,500	Coach Inc.	285,065
19,000	Comcast Corp., Cl. A, Special	393,110
18,014	Compagnie Financiere Richemont SA, Cl. A	802,440
9,000	DIRECTV, Cl. A†	380,250
11,800	Hennes & Mauritz AB, Cl. B	353,314
19,500	Johnson Controls Inc.	514,215
11,000	Macy’s Inc.	289,520
6,900	NIKE Inc., Cl. B	590,019
13,000	Nikon Corp.	306,657
500	priceline.com Inc.†	224,730
2,500	Ralph Lauren Corp.	324,250
14,700	Starbucks Corp.	548,163
11,000	The Home Depot Inc.	361,570
10,400	The Swatch Group AG	619,853
9,000	Tiffany & Co.	547,380
7,000	Viacom Inc., Cl. B	271,180

	TOTAL CONSUMER DISCRETIONARY	8,034,910

	ENERGY — 13.5%
41,000	Cenovus Energy Inc.	1,259,110
7,500	ConocoPhillips	474,900
10,872	Devon Energy Corp.	602,743
9,100	EOG Resources Inc.	646,191
7,000	Halliburton Co.	213,640
11,800	Hess Corp.	619,028
14,400	Occidental Petroleum Corp.	1,029,600
10,000	Saipem SpA	350,973
4,800	Schlumberger Ltd.	286,704
9,000	Southwestern Energy Co.†	299,970
47,000	Suncor Energy Inc.	1,195,680
8,000	Ultra Petroleum Corp.†	221,760

	TOTAL ENERGY	7,200,299

	HEALTH CARE — 9.3%
3,700	Allergan Inc.	304,806
6,700	Becton, Dickinson and Co.	491,244
6,600	Hisamitsu Pharmaceutical Co. Inc.	317,123
700	Intuitive Surgical Inc.†	254,996
10,000	Johnson & Johnson	637,100
10,000	Novartis AG, ADR	557,700
4,600	Novo Nordisk A/S, Cl. B	458,777
6,000	Roche Holding AG, ADR	241,320
2,600	Roche Holding AG, Genusschein	419,931
9,700	St. Jude Medical Inc.	351,043
9,100	Stryker Corp.	428,883
4,400	Takeda Pharmaceutical Co. Ltd.	208,684
6,000	Varian Medical Systems Inc.†	312,960

	TOTAL HEALTH CARE	4,984,567

See accompanying notes to schedule of investments.

2

The GAMCO Global Growth Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	MATERIALS — 6.8%
6,950	Anglo American plc	$239,158
6,000	BHP Billiton plc	160,284
15,800	Freeport-McMoRan Copper & Gold Inc.	481,110
9,000	Goldcorp Inc.	410,760
8,000	Monsanto Co.	480,320
6,300	Rio Tinto plc	279,394
16,000	The Mosaic Co.	783,520
40,000	Tokai Carbon Co. Ltd.	198,333
5,200	Vale SA, ADR	118,560
38,598	Xstrata plc	487,406

	TOTAL MATERIALS	3,638,845

	FINANCIALS — 5.9%
2,400	BlackRock Inc.	355,224
70,000	Cheung Kong Holdings Ltd.	758,844
1,533	China Life Insurance Co. Ltd., ADR	54,437
8,000	Julius Baer Group Ltd.†	267,345
17,300	Schroders plc	342,932
15,000	Standard Chartered plc	299,266
70,000	Swire Pacific Ltd., Cl. A	719,242
32,000	The Charles Schwab Corp.	360,640

	TOTAL FINANCIALS	3,157,930

	TOTAL COMMON STOCKS	52,929,998

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 0.9%
$465,000	U.S. Treasury Bills, 0.035% to 0.055%††, 03/08/12 to 03/29/12	464,903

	TOTAL INVESTMENTS — 100.0% (Cost $51,963,226)	$53,394,901

	Aggregate tax cost	$52,096,419

	Gross unrealized appreciation	$6,152,222
	Gross unrealized depreciation	(4,853,740)

	Net unrealized appreciation/depreciation	$1,298,482

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	63.1%	$33,677,530
Europe	23.9	12,743,182
Asia/Pacific	6.7	3,570,451
Japan	6.1	3,285,178
Latin America	0.2	118,560

	100.0%	$53,394,901

See accompanying notes to schedule of investments.

3

The GAMCO Global Growth Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time at which net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

4

The GAMCO Global Growth Fund

Notes to Schedule of Investments (Continued) (Unaudited)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Industrials	$5,128,944	$4,017,431	$9,146,375
Information Technology	7,340,025	1,180,157	8,520,182
Consumer Staples	3,117,596	5,129,294	8,246,890
Consumer Discretionary	5,124,130	2,910,780	8,034,910
Energy	6,849,326	350,973	7,200,299
Health Care	3,580,052	1,404,515	4,984,567
Materials	2,274,270	1,364,575	3,638,845
Financials	770,301	2,387,629	3,157,930
Total Common Stocks	34,184,644	18,745,354	52,929,998
U.S. Government Obligations	—	464,903	464,903
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$34,184,644	$19,210,257	$53,394,901

At December 31, 2010, the market value of Level 2 securities was $299,433 or 0.4% of total investments. Foreign common stock was listed in Level 2 securities due to fair value procedures applied resulting from volatility in U.S. markets after the close of the foreign markets. The fair value procedures due to U.S. market volatility was applied on September 30, 2011, resulting in a transfer of the foreign common stock to Level 2 securities. This transfer amounted to $19,491,707 or 36.5% of total investments.

There were no Level 3 investments held at September 30, 2011 or December 31, 2010.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and

5

The GAMCO Global Growth Fund

Notes to Schedule of Investments (Continued) (Unaudited)

disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the

6

The GAMCO Global Growth Fund

Notes to Schedule of Investments (Continued) (Unaudited)

event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At September 30, 2011, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At September 30, 2011, the Fund held no investments in forward foreign exchange contracts.

Tax Information.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $4,276,907 which are available to reduce future required distributions of net capital gains to shareholders. $1,279,768 of the loss carryforward is available through 2011; $1,126,497 is available through 2016; and $1,870,642 is available through 2017.

7

The GAMCO Global Growth Fund

Notes to Schedule of Investments (Continued) (Unaudited)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

8

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.    (Multiclass) Team Managed

Gabelli Blue Chip Value Fund

Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Susan M. Byrne

FOCUSED VALUE

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Portfolio Manager:  Nicholas F. Galluccio

Gabelli Woodland Small Cap Value Fund

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Elizabeth M. Lilly, CFA

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass) Portfolio Manager:  Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

MICRO-CAP

GAMCO Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass) Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income.    (Multiclass)

Co-Portfolio Managers:  Susan M. Byrne

Mark R. Freeman, CFA

GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund (formerly GAMCO Global Convertible Securities Fund)

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.    (Multiclass)

Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

GAMCO Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.    (Multiclass)

Portfolio Manager:  Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.    (Multiclass)

Portfolio Managers:  Charles L. Minter

Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.    (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity.    (No-load)

Co-Portfolio Managers:  Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

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GAMCO Global Series Funds, Inc.

The GAMCO Global Growth Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer

Cerutti Consultants, Inc.

Anthony J. Colavita

Attorney-at-Law

Anthony J. Colavita, P.C. Inc.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President

Gabelli & Company, Inc.

Werner J. Roeder, MD

Medical Director

Lawrence Hospital

Anthonie C. van Ekris

Chairman

BALMAC International, Inc.

Salvatore J. Zizza

Chairman

Zizza & Co., Ltd.

Officers
Bruce N. Alpert President and Secretary Agnes Mullady Treasurer	Peter D. Goldstein Chief Compliance Officer

Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB442Q311QR

GAMCO

The

GAMCO

Global Growth

Fund

THIRD QUARTER REPORT

SEPTEMBER 30, 2011

The GAMCO Global Opportunity Fund

Third Quarter Report — September 30, 2011

Morningstar® rated The GAMCO Global Opportunity Fund Class AAA Shares 4 stars overall and 4 stars for the three and five year periods ended September 30, 2011 among 692, 692, and 491 world stock funds, respectively.†

Caesar Bryan

To Our Shareholders,

For the quarter ended September 30, 2011, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Opportunity Fund (the “Fund”) declined 19.5% compared with a decrease of 17.3% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Free Index.

Enclosed is the schedule of investments as of September 30, 2011.

Comparative Results

Average Annual Returns through September 30, 2011 (a) (Unaudited)
	Quarter	1 Year	5 Year	10 Year	Since Inception (5/11/98)
Class AAA (GABOX)	(19.54)%	(5.96)%	(0.38)%	5.81%	5.31%
MSCI AC World Free Index	(17.34)	(5.64)	(1.09)	2.46	(0.31	)(e)
Lipper Global Large-Cap Growth Fund Average	(17.48)	(5.95)	(1.18)	3.17	0.93	(f)
Lipper Global Multi-Cap Growth Fund Average	(19.39)	(8.68)	0.51	5.73	5.91	(g)
Class A (GOCAX)	(19.56)	(5.98)	(0.39)	5.81	5.31
With sales charge (b)	(24.18)	(11.39)	(1.56)	5.19	4.84
Class B (36464T703)	(19.73)	(6.68)	(1.14)	5.02	4.67
With contingent deferred sales charge (c)	(23.74)	(11.35)	(1.54)	5.02	4.67
Class C (GGLCX)	(19.67)	(6.67)	(1.18)	5.37	4.98
With contingent deferred sales charge (d)	(20.48)	(7.61)	(1.18)	5.37	4.98
Class I (GLOIX)	(19.48)	(5.72)	(0.19)	5.91	5.38

In the current prospectus dated April 29, 2011, the gross expense ratios for Class AAA, A, B, C, and I Shares are 2.66%, 2.66%, 3.41%, 3.41%, and 2.41%, respectively, and the net expense ratios in the current prospectus for these share classes are 2.01%, 2.01%, 2.76%, 2.76%, and 1.76%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, Class C Shares, and Class I Shares on March 12, 2000, August 16, 2000, November 23, 2001, and January 11, 2008, respectively. The actual performance of the Class B Shares and Class C Shares would have been lower for the periods starting prior to August 16, 2000 and November 23, 2001, respectively, due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The MSCI AC World Free Index is an unmanaged free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Multi-Cap Growth Fund Average and the Lipper Global Large-Cap Growth Fund Average reflect the average performance of mutual funds classified in those particular categories. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(e)	MSCI AC World Free Index since inception performance is as of December 31, 2000.
(f)	Lipper Global Large-Cap Growth Fund Average since inception performance is as of June 30, 1998.
(g)	Lipper Global Multi-Cap Growth Fund Average since inception performance is as of September 30, 1998.

†	Morningstar RatingTM is based on risk-adjusted returns.

The GAMCO Global Opportunity Fund

Schedule of Investments — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 100.0%
	Consumer Staples — 20.3%
10,113	British American Tobacco plc	$427,026
1,300	Danone	79,915
7,000	Diageo plc	133,467
2,280	Dr Pepper Snapple Group Inc.	88,418
5,000	General Mills Inc.	192,350
5,000	Heineken Holding NV	192,961
3,000	Mead Johnson Nutrition Co.	206,490
2,560	Pernod-Ricard SA	200,429
2,500	Philip Morris International Inc.	155,950
4,500	Sara Lee Corp.	73,575
3,000	The Procter & Gamble Co.	189,540
2,750	Wesfarmers Ltd.	83,090

	Total Consumer Staples	2,023,211

	Industrials — 17.7%
1,000	Bucher Industries AG	155,029
16,000	China Merchants Holdings (International) Co. Ltd.	42,899
4,500	CNH Global NV†	118,080
1,000	FANUC Corp.	137,746
4,300	Jardine Matheson Holdings Ltd.	195,449
3,600	Komatsu Ltd.	77,616
3,000	L-3 Communications Holdings Inc.	185,910
2,500	Lockheed Martin Corp.	181,600
4,000	Mitsui & Co. Ltd.	57,941
3,000	Precision Castparts Corp.	466,380
1,000	SMC Corp.	146,162

	Total Industrials	1,764,812

	Materials — 16.8%
1,200	Agnico-Eagle Mines Ltd.	71,424
25,000	Antofagasta plc	356,967
3,000	BHP Billiton Ltd.	99,332
33,000	Gold Fields Ltd., ADR	505,560
3,000	Impala Platinum Holdings Ltd.	60,619
2,500	Monsanto Co.	150,100
2,000	Newcrest Mining Ltd. (a)	65,720
1,830	Rio Tinto plc	81,157
10,000	Sanyo Special Steel Co. Ltd.	56,034
400	Syngenta AG†	103,947
10,000	Xstrata plc	126,277

	Total Materials	1,677,137

	Energy — 11.1%
10,000	BP plc	59,957
1,200	EOG Resources Inc.	85,212
4,000	Imperial Oil Ltd.	143,678
1,200	Occidental Petroleum Corp.	85,800
3,500	Peabody Energy Corp.	118,580
3,500	Saipem SpA	122,840

Shares		Market Value

5,700	Schlumberger Ltd.	$340,461
6,000	Suncor Energy Inc.	152,640

	Total Energy	1,109,168

	Consumer Discretionary — 9.4%
1,500	AMC Networks Inc., Cl. A†	47,925
6,000	Cablevision Systems Corp., Cl. A	94,380
2,500	Christian Dior SA	279,904
9,000	Compagnie Financiere Richemont SA, Cl. A	400,908
2,000	Fortune Brands Inc.	108,160

	Total Consumer Discretionary	931,277

	Information Technology — 9.3%
2,000	Canon Inc.	90,812
800	Google Inc., Cl. A†	411,504
2,800	Hoya Corp.	64,917
500	Keyence Corp.	136,827
9,000	Microsoft Corp.	224,010

	Total Information Technology	928,070

	Health Care — 8.1%
2,000	Cochlear Ltd.	88,660
4,400	Novartis AG	245,791
2,000	Roche Holding AG, Genusschein	323,024
3,000	St. Jude Medical Inc.	108,570
1,200	Tsumura & Co.	38,261

	Total Health Care	804,306

	Financial Services — 5.5%
5,000	Cheung Kong (Holdings) Ltd.	54,203
16,000	Hongkong Land Holdings Ltd.	70,889
10,000	Kinnevik Investment AB, Cl. B	185,034
7,000	Schroders plc	138,759
10,000	Swire Pacific Ltd., Cl. A	102,749

	Total Financial Services	551,634

	Telecommunication Services — 1.8%
2,300	Telephone & Data Systems Inc.	48,875
2,300	Telephone & Data Systems Inc., Special	45,471
2,000	United States Cellular Corp.†	79,300

	Total Telecommunication Services	173,646

	TOTAL COMMON STOCKS	9,963,261

	TOTAL INVESTMENTS — 100.0% (Cost $7,563,585)	$9,963,261

	Aggregate tax cost	$7,563,612

	Gross unrealized appreciation	$3,090,026
	Gross unrealized depreciation	(690,377)

	Net unrealized appreciation/depreciation	$2,399,649

See accompanying notes to schedule of investments.

2

The GAMCO Global Opportunity Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the market value of the fair valued security amounted to $65,720 or 0.66% of total investments.
†	Non-income producing security.
ADR	American Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	40.7%	$4,056,303
Europe	37.4	3,731,473
Japan	8.1	806,316
Asia/Pacific	8.1	802,990
South Africa	5.7	566,179

	100.0%	$9,963,261

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers ; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

See accompanying notes to schedule of investments.

3

The GAMCO Global Opportunity Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time at which net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

4

The GAMCO Global Opportunity Fund

Notes to Schedule of Investments (Continued) (Unaudited)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Staples	$906,323	$1,116,888	$2,023,211
Industrials	951,970	812,842	1,764,812
Materials	727,084	950,053	1,677,137
Energy	926,371	182,797	1,109,168
Consumer Discretionary	250,465	680,812	931,277
Information Technology	635,514	292,556	928,070
Health Care	108,570	695,736	804,306
Financial Services	—	551,634	551,634
Telecommunication Services	173,646	—	173,646
Total Common Stocks	4,679,943	5,283,318	9,963,261
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$4,679,943	$5,283,318	$9,963,261

There were no Level 2 investments held during the year ended December 31, 2010. Foreign common stock was listed in Level 2 securities due to fair value procedures applied resulting from volatility in U.S. markets after the close of the foreign markets. The fair value procedures due to U.S. market volatility was applied on September 30, 2011, resulting in a transfer of the foreign common stock to Level 2 securities. This transfer amounted to $6,933,252 or 69.6% of total investments.

There were no Level 3 investments held at September 30, 2011 or December 31, 2010.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and

5

The GAMCO Global Opportunity Fund

Notes to Schedule of Investments (Continued) (Unaudited)

disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default,

6

The GAMCO Global Opportunity Fund

Notes to Schedule of Investments (Continued) (Unaudited)

the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At September 30, 2011, the Fund held no investments in forward foreign exchange contracts.

Tax Information.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $3,758,096 which are available to reduce future required distributions of net capital gains to shareholders. $1,288,891 of the loss carryforward is available through 2011; $1,201,151 is available through 2012; $1,170,048 is available through 2016; and $98,006 is available through 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

7

GAMCO Global Series Funds, Inc.

The GAMCO Global Opportunity Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors
Mario J. Gabelli, CFA Chairman and Chief Executive Officer GAMCO Investors, Inc.	John D. Gabelli Senior Vice President Gabelli & Company, Inc.

E. Val Cerutti Chief Executive Officer Cerutti Consultants, Inc.	Werner J. Roeder, MD Medical Director Lawrence Hospital

Anthony J. Colavita President Anthony J. Colavita, P.C.	Anthonie C. van Ekris Chairman BALMAC International, Inc.

Arthur V. Ferrara Former Chairman and Chief Executive Officer Guardian Life Insurance Company of America	Salvatore J. Zizza Chairman Zizza & Co., Ltd.

Officers
Bruce N. Alpert President and Secretary	Peter D. Goldstein Chief Compliance Officer

Agnes Mullady Treasurer

Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB403Q311QR

GAMCO

The

GAMCO Global Opportunity Fund

Morningstar® rated The GAMCO Global Opportunity Fund Class AAA Shares 4 stars overall and 4 stars for the three and five year periods ended September 30, 2011 among 692, 692, and 491 world stock funds, respectively.†

†	Morningstar RatingTM is based on risk-adjusted returns.

THIRD QUARTER REPORT

SEPTEMBER 30, 2011

The GAMCO Global Telecommunications Fund

Third Quarter Report - September 30, 2011

Mario J. Gabelli, CFA

Sergey Dluzhevskiy,

CFA, CPA

Evan Miller, CFA

To Our Shareholders,

For the quarter ended September 30, 2011, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Telecommunications Fund (the “Fund”) decreased 17.5% compared with a decrease of 11.1% in the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Telecommunication Services Index.

Enclosed is the schedule of investments as of September 30, 2011.

Comparative Results

Average Annual Returns through September 30, 2011 (a) (Unaudited)
	Quarter	1 Year	5 Year	10 Year	Since Inception (11/1/93)
Class AAA (GABTX)	(17.46)%	(8.28)%	(0.52)%	4.33%	7.16%
MSCI AC World Telecommunication Services Index	(11.13)	(4.94)	(0.76)	0.37	N.A.
MSCI AC World Free Index	(17.34)	(5.64)	(1.09)	2.46	N.A.
Class A (GTCAX)	(17.47)	(8.28)	(0.50)	4.35	7.17
With sales charge (b)	(22.21)	(13.56)	(1.67)	3.73	6.81
Class B (GTCBX)	(17.63)	(8.99)	(1.27)	3.55	6.66
With contingent deferred sales charge (c)	(21.74)	(13.54)	(1.67)	3.55	6.66
Class C (GTCCX)	(17.63)	(8.98)	(1.28)	3.54	6.66
With contingent deferred sales charge (d)	(18.46)	(9.89)	(1.28)	3.54	6.66
Class I (GGTIX)	(17.41)	(8.04)	(0.33)	4.43	7.22

In the current prospectus dated April 29, 2011, the expense ratios for Class AAA, A, B, C, and I Shares are 1.62%, 1.62%, 2.37%, 2.37%, and 1.37%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, Class C Shares, and Class I Shares on March 12, 2000, March 13, 2000, June 2, 2000, and January 11, 2008, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The MSCI AC World Telecommunication Services Index is an unmanaged index that measures the performance of the global telecommunication securities from around the world. The MSCI AC World Free Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.

The GAMCO Global Telecommunications Fund

Schedule of Investments — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 99.0%
	DIVERSIFIED TELECOMMUNICATIONS SERVICES — 46.4%
	Africa/Middle East — 0.5%
37,000	Maroc Telecom SA	$633,512
200,000	Pakistan Telecommunication Co. Ltd. (a)	26,583
9,100	Telkom SA Ltd.	36,098

		696,193

	Asia/Pacific — 4.9%
225,000	Asia Satellite Telecommunications Holdings Ltd.	433,392
170,000	First Pacific Co. Ltd.	151,283
9,000	First Pacific Co. Ltd., ADR	38,790
5,500	KT Corp., ADR	81,290
90,000	PCCW Ltd.	33,747
41,000	Philippine Long Distance Telephone Co., ADR	2,030,730
18,860	PT Telekomunikasi Indonesia, ADR	623,700
797,000	Singapore Telecommunications Ltd.	1,937,809
26,400	Telecom Corp. of New Zealand Ltd., ADR	260,832
375,000	Telekom Malaysia Berhad	480,423
1,800	Telstra Corp. Ltd., ADR	27,000
1,865,000	True Corp. Public Co. Ltd.†	181,190
8,075	TT&T Public Co. Ltd., GDR† (a)(b)(c)	226

		6,280,412

	Europe — 19.9%
11,250	Belgacom SA	341,535
10,000	BT Group plc, ADR	266,400
419,000	Cable & Wireless Worldwide plc	202,551
85,000	Colt Group SA†	134,538
296,000	Deutsche Telekom AG, ADR	3,472,080
44,000	Elisa Oyj	906,044
26,000	France Telecom SA, ADR	425,620
3,807	Hellenic Telecommunications Organization SA	16,321
25,900	Hellenic Telecommunications Organization SA, ADR	56,721
2,100	Iliad SA	236,331
54,000	Koninklijke KPN NV, ADR	711,180
1,500	Magyar Telekom Telecommunications plc, ADR	16,635
50,000	Portugal Telecom SGPS SA	368,430
30,000	Portugal Telecom SGPS SA, ADR	217,500
9,300	Rostelecom OJSC, ADR†	254,727
86,600	Sistema JSFC, GDR (d)	1,212,400
100,000	Sonaecom SGPS SA	151,123
43,000	Swisscom AG, ADR	1,743,650
8,000	Tele2 AB, Cl. B	147,143
860,000	Telecom Italia SpA	944,213
21,000	Telecom Italia SpA, ADR	227,010
281,000	Telefonica SA, ADR	5,372,720
126,000	Telekom Austria AG	1,279,396
62,000	Telenor ASA	964,311
510,000	TeliaSonera AB	3,392,394
243,000	VimpelCom Ltd., ADR	2,315,790

		25,376,763

Shares		Market Value

	Japan — 0.9%
17,000	Nippon Telegraph & Telephone Corp.	$822,119
12,000	Nippon Telegraph & Telephone Corp., ADR	287,400

		1,109,519

	Latin America — 3.9%
26,000	Brasil Telecom SA	165,935
16,034	Brasil Telecom SA, ADR	279,954
6,490	Brasil Telecom SA, Cl. C, ADR	41,536
44	Brasil Telecom SA, Preference	255
37,415,054	Cable & Wireless Jamaica Ltd.† (e)	82,878
500	Maxcom Telecomunicaciones SAB de CV, ADR†	765
13,500	Tele Norte Leste Participacoes SA	147,403
20,193	Tele Norte Leste Participacoes SA, ADR	192,439
148,000	Telecom Argentina SA, ADR	2,757,240
18,270	Telecomunicacoes de Sao Paulo SA	426,470
5,046	Telecomunicacoes de Sao Paulo SA, Preference	133,379
12,266	Telecomunicacoes de Sao Paulo SA, Preference, ADR	324,436
6,361	Telefonica SA	122,932
12,500	Telefonos de Mexico SAB de CV, Cl. L, ADR	186,875
3,355	Telemar Norte Leste SA, Preference, Cl. A	68,697

		4,931,194

	North America — 16.3%
8,000	AboveNet Inc.	428,800
112,000	AT&T Inc.	3,194,240
30,000	Atlantic Tele-Network Inc.	986,400
18,000	Bell Aliant Inc. (a)(c)	474,950
31,000	CenturyLink Inc.	1,026,720
770,000	Cincinnati Bell Inc.†	2,379,300
2,989	Consolidated Communications Holdings Inc.	53,951
10,000	E.Spire Communications Inc.† (c)	0
25,000	EarthLink Inc.	163,250
4,000	Equinix Inc.†	355,320
54,000	General Communication Inc., Cl. A†	442,800
50,000	Internap Network Services Corp.†	246,000
10,800	Manitoba Telecom Services Inc.	334,131
22,422	McLeodUSA Inc., Cl. A† (c)	110
130,000	McLeodUSA Inc., Cl. A, Escrow† (c)	0
27,600	New ULM Telecom Inc.	171,120
20,000	NorthPoint Communications Group Inc.†	35
33,000	Shenandoah Telecommunications Co.	367,620
39,500	TELUS Corp.	1,935,609
24,000	TELUS Corp., Non-Voting	1,118,809
99,000	tw telecom inc.†	1,635,480
135,000	Verizon Communications Inc.	4,968,000
36,000	Windstream Corp.	419,760

		20,702,405

	TOTAL DIVERSIFIED TELECOMMUNICATIONS SERVICES	59,096,486

See accompanying notes to schedule of investments.

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	WIRELESS TELECOMMUNICATIONS SERVICES — 33.3%
	Africa/Middle East — 0.8%
4,000	Econet Wireless Zimbabwe Ltd.	$16,000
21,000	MTN Group Ltd.	344,603
222,440	Orascom Telecom Holding SAE, GDR† (d)	611,710

		972,313

	Asia/Pacific — 4.2%
263,000	Axiata Group Berhad	378,951
55,500	China Mobile Ltd., ADR	2,703,405
59,200	China Unicom Hong Kong Ltd., ADR	1,207,680
666	Hutchison Telecommunications Hong Kong Holdings Ltd.	235
4,800	PT Indosat Tbk, ADR	137,088
66,500	SK Telecom Co. Ltd., ADR	935,655

		5,363,014

	Europe — 7.6%
38,000	Bouygues SA	1,269,450
309,000	Cable & Wireless Communications plc	179,492
30,300	Millicom International Cellular SA, SDR	3,049,276
13,000	Mobile TeleSystems OJSC, ADR	159,900
115,000	Turkcell Iletisim Hizmetleri A/S, ADR†	1,297,200
102,000	Vivendi SA	2,095,591
65,000	Vodafone Group plc, ADR	1,667,250

		9,718,159

	Japan — 3.5%
375	KDDI Corp.	2,605,990
985	NTT DoCoMo Inc.	1,809,601

		4,415,591

	Latin America — 5.8%
223,000	America Movil SAB de CV, Cl. L, ADR	4,923,840
17,500	Grupo Iusacell SA de CV† (c)	0
43,000	NII Holdings Inc.†	1,158,850
150,000	Tim Participacoes SA	692,461
23,536	Tim Participacoes SA, ADR	554,508

		7,329,659

	North America — 11.4%
113,000	Clearwire Corp., Cl. A†	263,290
1,200	Leap Wireless International Inc.†	8,280
42,500	MetroPCS Communications Inc.†	370,175
300	Nextwave Wireless Inc.†	61
127,000	Rogers Communications Inc., Cl. B	4,344,670
650,000	Sprint Nextel Corp.†	1,976,000
80,000	Telephone & Data Systems Inc.	1,700,000
59,100	Telephone & Data Systems Inc., Special	1,168,407
119,200	United States Cellular Corp.†	4,726,280

		14,557,163

	TOTAL WIRELESS TELECOMMUNICATIONS SERVICES	42,355,899

Shares			Market Value

		OTHER — 19.3%
		Africa/Middle East — 0.0%
1,009		Kingdom Financial Holdings Ltd., Cl. L† (c)	$0
504		Meikles Ltd.†	125

			125

		Asia/Pacific — 0.4%
19,065		Austar United Communications Ltd.†	21,401
70,000		C.P. Pokphand Co., ADR	175,343
26,000		Himachal Futuristic Communications, GDR† (a)(c)	22,484
4,000	(f)	Hutchison Port Holdings Trust	2,700
40,000		Hutchison Whampoa Ltd.	300,229
450,000		Time Engineering Berhad	30,305

			552,462

		Europe — 2.5%
12,000		BCB Holdings Ltd.†	9,824
9,000		British Sky Broadcasting Group plc	93,190
1,000		British Sky Broadcasting Group plc, ADR	41,260
9,000		E.ON AG	197,204
56,000		G4S plc	233,162
96,000		GN Store Nord A/S	592,995
20,000		InterXion Holding NV†	236,200
4,300		Kinnevik Investment AB, Cl. A	80,719
51,500		Kinnevik Investment AB, Cl. B	962,245
14,000		Nokia OYJ, ADR	79,240
16,082		PostNL NV, ADR	70,922
900		Shellshock Ltd.†	744
750		Siemens AG, ADR	67,343
21,000		Telegraaf Media Groep NV	281,347
5,000		ThyssenKrupp AG	124,228
16,181		TNT Express NV, ADR	110,031
4,000		Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	12,197
8,000		Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA, ADR	23,760

			3,216,611

		Japan — 0.4%
72,000		Furukawa Electric Co. Ltd.	198,833
21,000		Tokyo Broadcasting System Holdings Inc.	260,832

			459,665

		Latin America — 0.3%
25,693		Contax Participacoes SA, ADR	47,018
15,000		Grupo Televisa SA, ADR	275,850
1,224		Shellproof Ltd.†	821

			323,689

		North America — 15.7%
80,000		Adelphia Communications Corp., Cl. A† (c)	0
80,000		Adelphia Communications Corp., Cl. A, Escrow† (c)	0
80,000		Adelphia Recovery Trust†	1,152

See accompanying notes to schedule of investments.

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	OTHER (Continued)
	North America (Continued)
30,375	AMC Networks Inc., Cl. A†	$970,481
1,400	Amphenol Corp., Cl. A	57,078
2,100	Ascent Capital Group Inc., Cl. A†	82,572
113,000	Cablevision Systems Corp., Cl. A	1,777,490
11,434	CanWest Global Communications Corp., Cl. A, Canada† (c)	468
23,566	CanWest Global Communications Corp., Cl. A, United States† (c)	1,060
7,400	Cogeco Inc.	310,717
15,000	Comcast Corp., Cl. A, Special	310,350
4,000	Convergys Corp.†	37,520
129,000	DIRECTV, Cl. A†	5,450,250
5,000	Discovery Communications Inc., Cl. C†	175,750
107,000	DISH Network Corp., Cl. A†	2,681,420
14,400	EchoStar Corp., Cl. A†	325,584
6,000	Fisher Communications Inc.†	134,040
400	Google Inc., Cl. A†	205,752
1,000	L-3 Communications Holdings Inc.	61,970
36,800	Liberty Global Inc., Cl. A†	1,331,424
49,000	Liberty Global Inc., Cl. C†	1,695,890
14,000	Liberty Interactive Corp., Cl. A†	206,780
22,500	Liberty Media Corp. - Liberty Capital, Cl. A†	1,487,700
45,000	LSI Corp.†	233,100
1,000	NCM Services Inc.†	75
2,000	News Corp., Cl. B	31,180
2,524	Orbital Sciences Corp.†	32,307
24,000	Pendrell Corp.†	54,000
6,000	SCANA Corp.	242,700
4,500	SJW Corp.	97,965
23,000	The Madison Square Garden Co., Cl. A†	524,400
4,400	Time Warner Cable Inc.	275,748
14,000	Time Warner Inc.	419,580
1,200	TiVo Inc.†	11,208
47	Xanadoo Co., Cl. A†	15,651
57,000	Yahoo! Inc.†	750,120

		19,993,482

	TOTAL OTHER	24,546,034

	TOTAL COMMON STOCKS	125,998,419

	WARRANTS — 1.0%
	WIRELESS TELECOMMUNICATIONS SERVICES — 1.0%
	Asia/Pacific — 1.0%
160,000	Bharti Airtel Ltd., expire 09/19/13† (a)	1,234,946

	TOTAL INVESTMENTS — 100.0% (Cost $111,671,513)	$127,233,365

	Aggregate tax cost	$114,384,737

	Gross unrealized appreciation	$37,911,645
	Gross unrealized depreciation	(25,063,017)

	Net unrealized appreciation/depreciation	$12,848,628

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of Rule 144A securities amounted to $1,759,189 or 1.38% of total investments.
(b)	Illiquid security.
(c)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the market value of fair valued securities amounted to $499,298 or 0.39% of total investments.
(d)	Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At September 30, 2011, the market value of Regulation S securities amounted to $1,824,110 or 1.43% of total investments, which was valued under methods approved by Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/11 Carrying Value Per Unit
222,440	Orascom Telecom Holding SAE, GDR	06/22/07	$1,735,223	$2.7500
86,600	Sistema JSFC, GDR	02/09/05	1,699,207	14.0000

(e)	At September 30, 2011, the Fund held an investment in a restricted security amounting to $82,878 or 0.07% of total investments, which was valued under methods approved by the Board of Directors, as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/11 Carrying Value Per Unit
37,415,054	Cable & Wireless Jamaica Ltd.	03/10/94	$499,070	$0.0022

(f)	Denoted in units.
†	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

See accompanying notes to schedule of investments.

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Geographic Diversification	% of Market Value	Market Value
North America	43.4%	$55,253,050
Europe	30.0	38,311,533
Asia/Pacific	10.5	13,430,834
Latin America	10.0	12,584,542
Japan	4.8	5,984,775
Africa/Middle East	1.3	1,668,631

	100.0%	$127,233,365

See accompanying notes to schedule of investments.

The GAMCO Global Telecommunications Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

The GAMCO Global Telecommunications Fund

Notes to Schedule of Investments (Continued) (Unaudited)

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
DIVERSIFIED TELECOMMUNICATIONS SERVICES
Asia/Pacific	$6,099,222	$181,190	—	$6,280,412
Latin America	4,848,316	82,878	—	4,931,194
North America	20,702,295	—	$110	20,702,405
Other Regions (a)	27,182,475	—	—	27,182,475
WIRELESS TELECOMMUNICATIONS SERVICES
Latin America	7,329,659	—	0	7,329,659
Other Regions (a)	35,026,240	—	—	35,026,240
OTHER
Africa/Middle East	125	—	0	125
Asia/Pacific	529,978	22,484	—	552,462
North America	19,991,954	—	1,528	19,993,482
Other Regions (a)	3,999,965	—	—	3,999,965
Total Common Stocks	125,710,229	286,552	1,638	125,998,419
Warrants (a)	—	1,234,946	—	1,234,946
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$125,710,229	$1,521,498	$1,638	$127,233,365

(a)	Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2011.

The GAMCO Global Telecommunications Fund

Notes to Schedule of Investments (Continued) (Unaudited)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 9/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
DIVERSIFIED TELECOMMUNICATIONS SERVICES
North America	$110	$—	$—	$—	$—	$—	$—	$—	$110	$—
WIRELESS TELECOMMUNICATIONS SERVICES
Latin America	0	—	—	—	—	—	—	—	0	—
OTHER
Africa/Middle East	—	—	—	—	0	—	—	—	0	—
North America	1,582	—	—	(54)	—	—	—	—	1,528	(54)
Total Common Stocks	1,692	—	—	(54)	0	—	—	—	1,638	(54)
TOTAL INVESTMENTS IN SECURITIES	$1,692	$—	$—	$(54)	$0	$—	$—	$—	$1,638	$(54)

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade

The GAMCO Global Telecommunications Fund

Notes to Schedule of Investments (Continued) (Unaudited)

date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of September 30, 2011, refer to the Schedule of Investments.

Concentration Risks.  The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining

The GAMCO Global Telecommunications Fund

Notes to Schedule of Investments (Continued) (Unaudited)

payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At September 30, 2011, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At September 30, 2011, the Fund held no investments in forward foreign exchange contracts.

Tax Information.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $19,781,711 which are available to reduce future required distributions of net capital gains to shareholders. $11,910,139 of the loss carryforward is available through 2011; $3,314,655 is available through 2012; $250,132 is available through 2016; and $4,306,785 is available through 2017.

The GAMCO Global Telecommunications Fund

Notes to Schedule of Investments (Continued) (Unaudited)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

The GAMCO Global

Telecommunications Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer

Cerutti Consultants, Inc.

Anthony J. Colavita

President

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President

Gabelli & Company, Inc.

Werner J. Roeder, MD

Medical Director

Lawrence Hospital

Anthonie C. van Ekris

Chairman

BALMAC International, Inc.

Salvatore J. Zizza

Chairman

Zizza & Co., Ltd.

Officers
Bruce N. Alpert President and Secretary Agnes Mullady Treasurer	Peter D. Goldstein Chief Compliance Officer

Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB401Q311QR

The

GAMCO

Global

Telecommunications

Fund

THIRD QUARTER REPORT

SEPTEMBER 30, 2011

Item 2.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO Global Series Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/28/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/28/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/28/11

* Print the name and title of each signing officer under his or her signature.